UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2019

TEGNA INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-6961	16-0442930
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8350 Broad Street Suite 2000 Tysons, Virginia	22102-5151
(Address of Principal Executive Offices)	(Zip Code)

(703) 873-6600

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 25, 2019. Shareholders holding 200,088,923 shares of the Company’s common stock, par value $1.00 per share (“Company Common Stock”), or 92.59%, of the 216,092,557 outstanding shares of Company Common Stock as of the record date for the Annual Meeting, were present at the Annual Meeting or were represented by proxy. The Company’s shareholders voted on three matters presented at the meeting, each of which is discussed in more detail in the Company’s definitive proxy statement mailed to its shareholders on or about March 11, 2019, and which received the requisite number of votes to pass. The voting results on the proposals considered at the Annual Meeting are provided below.

Proposal 1

The voting results of the proposal to elect eleven nominees to the Board of Directors of the Company to hold office until the Company’s 2020 Annual Meeting of Shareholders were as follows:

	For	Against	Abstain	Broker Non-Votes
Gina L. Bianchini	188,343,262	618,608	634,741	10,492,312
Howard D. Elias	185,446,809	3,802,831	346,971	10,492,312
Stuart J. Epstein	188,669,804	577,383	349,424	10,492,312
Lidia Fonseca	186,158,715	3,106,183	331,713	10,492,312
David T. Lougee	188,788,609	676,115	131,887	10,492,312
Scott K. McCune	185,011,153	4,236,976	348,482	10,492,312
Henry W. McGee	188,665,583	583,919	347,109	10,492,312
Susan Ness	188,653,091	606,558	336,963	10,492,312
Bruce P. Nolop	188,589,957	658,996	347,659	10,492,312
Neal Shapiro	187,934,737	1,316,214	345,660	10,492,312
Melinda C. Witmer	186,321,704	2,639,362	635,544	10,492,312

Proposal 2

The voting results of the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2019 fiscal year were as follows:

For	Against	Abstain	Broker Non-Votes
198,518,504	1,311,134	259,285	0

Proposal 3

The voting results of the proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers reported in the Company’s 2019 proxy statement were as follows:

For	Against	Abstain	Broker Non-Votes
178,520,419	10,465,645	610,547	10,492,312

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEGNA INC.

By:	/s/ Akin S. Harrison
Akin S. Harrison
Senior Vice President, General Counsel and Secretary

Date: May 1, 2019